                                    FORM 8-A

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES

                     PURSUANT TO SECTION 12(b) OR (g) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

                         HOME LOAN FINANCIAL CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                     OHIO                             31-1578552
           ------------------------       ------------------------------------
           (State of incorporation)       (I.R.S. Employer Identification No.)



                     401 Main Street, Coshocton, Ohio            43812
               ---------------------------------------------------------
               (Address of principal executive offices)        (Zip Code)

        Securities to be registered pursuant to Section 12(b) of the Act:

         Title of each class                      Name of each exchange on which
         to be so registered                      each class is to be registered


                  None                                          None
         -------------------                      ------------------------------

If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), please check the following box. [ ]

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), please check the following box. [X]

  Securities Act registration statement file number to which this form relates:
                                    333-42483

        Securities to be registered pursuant to Section 12(g) of the Act:

                           Common shares, no par value
                           ---------------------------
                                (Title of Class)

                 INFORMATION REQUIRED IN REGISTRATION STATEMENT



Item 1.        Description of Registrant's Securities to be Registered.
               -------------------------------------------------------

               The information with respect to the Common Shares of Home Loan Financial Corporation (the "Registrant") contained in the Prospectus of the Registrant filed with the Securities and Exchange Commission on February 19, 1998, on pages 79 and 80, under the heading "DESCRIPTION OF AUTHORIZED SHARES" and under the headings cross-referenced on such pages is incorporated herein by reference.


Item 2.        Exhibits.
               ---------

               1 Form of certificate of common shares of Home Loan Financial Corporation

               2(a)     Articles of Incorporation of Home Loan Financial
                        Corporation

               2(b) Certificate of Amendment to the Articles of Incorporation of Home Loan Financial Corporation

               2(c)     Code of Regulations of Home Loan Financial
                        Corporation

                                    SIGNATURE



         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                   HOME LOAN FINANCIAL CORPORATION
                                   -------------------------------
                                            (Registrant)


Date: March 6, 1998                By:  Robert C. Hamilton
                                        President

                         HOME LOAN FINANCIAL CORPORATION
                       REGISTRATION STATEMENT ON FORM 8-A

                                INDEX TO EXHIBITS
                                -----------------



 EXHIBIT
   NO.                   EXHIBIT                              PAGE
   ---                   -------                              ----

    1       Form of certificate of common      Incorporated by reference to the
            shares of  Home Loan Financial     Registration Statement on Form
            Corporation                        S-1 filed by Home Loan Financial
                                               Corporation on December 17, 1997
                                               (the "Form S-1")

   2(a)     Articles of Incorporation of       Incorporated by reference to the
            Home Loan Financial Corporation    Form S-1

   2(b)     Certificate of Amendment to the                    5
            Articles of Incorporation of
            Home Loan Financial Corporation

   2(c)     Code of Regulations of Home Loan   Incorporated by reference to the
            Financial Corporation              Form S-1